SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                            to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: December 20, 2001

                               VIDEO UPDATE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        0-24346                                                  41-1461110
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(Commission File Number)                    (I.R.S. Employer Identification No.)


    900 West Main Street; Dothan, AL                                  36301
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(Address of Principal Executive Offices)                            (Zip Code)

                                 (334) 677-2108
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              (Registrant's Telephone Number, Including Area Code)

            287 East 6th Street, Suite 400, St. Paul, Minnesota 55101
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          (Former Name or Former Address, if Changed Since Last Report)

                                TABLE OF CONTENTS

                                    FORM 8-K

                        Date of Report: December 20, 2001



Item                                                                       Page

Item 4.       Change in Registrant's Certifying Accountant.                   1

Item 7.       Financial Statements and Exhibits.                              3

Signature                                                                     4

Exhibits                                                                    E-1

Item 4.  Change in Registrant's Certifying Accountant

         Effective December 20, 2001, Video Update, Inc. (the "Company") terminated the engagement of Deloitte & Touche LLP ("Deloitte") as its independent public accountants.

         Deloitte has not issued an audit report on any of the Company's financial statements subsequent to its audit report dated September 1, 2000 on the Company's financial statements for the fiscal year ended April 30, 2000. Deloitte's reports on the Company's financial statements for the fiscal years ended April 30, 1999 and 2000 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Deloitte's report on the Company's financial statements for the fiscal year ended April 30, 2000 contained an explanatory paragraph concerning the Company's ability to continue as a going concern.

         Effective December 21, 2001, the Company became a wholly-owned subsidiary of Movie Gallery, Inc. ("Movie Gallery") pursuant to the confirmation of a plan of reorganization for the Company under the United States Bankruptcy Code. Effective with that transition, a new slate of officers and Board of Directors (the "New Board") were appointed for the new reorganized, non-publicly registered Video Update, Inc. (the "Reorganized Company"). The termination of Deloitte was ratified by the New Board. The Reorganized Company has no future filing requirements as a non-publicly registered wholly-owned subsidiary of Movie Gallery.

         In connection with the audits of the Company's financial statements for the fiscal years ended April 30, 1999 and 2000, and the subsequent period through the date of Deloitte's termination, there were no disagreements between the Company and Deloitte on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the audited financial statements.

         In connection with the audits of the Company's financial statements for the fiscal years ended April 30, 1999 and 2000, and the subsequent period through its termination, there have been no reportable events (as defined in Item 304 of Regulation S-K), except as described below:

         In connection with its audits of the Company's financial statements for the years ended April 30, 1999 and 2000 and in the subsequent period through its termination, Deloitte advised the Company and its Board of Directors that there were reportable conditions that adversely affected the Company's ability to record, process, summarize and report financial data consistent with the assertions of management in the financial statements. These reportable conditions included a lack of timely reconciliation of bank accounts and general ledger accounts, a lack of controls over inventory purchases and movements, and a lack of controls over store cash receipts. These reportable conditions were identified by Deloitte as material weaknesses in the Company's internal controls.

         In September 2001, the Company provided Deloitte with a report by counsel engaged by the Company's creditors' committee that contained allegations of fraudulent activities by former Company management and other personnel that may have resulted in misappropriation of assets, fraudulent financial reporting or accounting irregularities. Based on this information, Deloitte met with management and with the Board of Directors and requested that the Board conduct an independent investigation into possible financial irregularities, using outside counsel, and informed the Board that Deloitte would not issue a report on the Company's financial statements for the fiscal year ended April 30, 2001 or be associated with the release of any financial results until the Company completed its investigation and Deloitte was satisfied with the resolution of the matter. Deloitte also advised management and the Board that it was no longer willing to rely on the representations of former management and that then interim management would need to become sufficiently familiar with the Company's financial statements for prior years in order to provide Deloitte with a meaningful representation concerning the fairness of their presentation.

         In November 2001, Deloitte was informed about allegations with respect to certain actions involving then interim management that could potentially represent fraudulent activities or accounting irregularities. Deloitte again met with management and the Board to discuss these allegations and requested that the Board also address these matters in the conduct of its independent investigation, and again advised the Board that Deloitte would not issue a report on the Company's financial statements for the fiscal year ended April 30, 2001 or be associated with the release of any financial results until the Company completed its original investigation and its investigation of these additional matters and Deloitte was satisfied with the resolution of these matters. As a result of the Board's preliminary conclusions as expressed to Deloitte that the allegations had sufficiently raised questions in their judgment to warrant the removal of the Company's interim chief executive officer, Deloitte also advised management and the Board that it was no longer willing to rely on the representations of the interim chief executive officer, the interim chief financial officer or any of their associates and that new management would need to become sufficiently familiar with the Company's financial statements for each of the three years ended April 30, 2001 in order to provide Deloitte with a meaningful representation concerning the fairness of their presentation.

         As of the date of its termination on December 20, 2001, Deloitte had not been apprised of the results, if any, of the investigations, and was therefore unable to conclude whether the findings could materially impact the fairness or reliability of its previously issued audit reports or whether the Company's previously issued financial statements require revision.

         Subsequent to the termination of Deloitte and the reorganization of the Company, Singer Lewak Greenbaum & Goldstein LLP ("Singer") was retained by the Reorganized Company to perform an audit of the financial statements of the Company for the fiscal year ended April 30, 2001. The engagement of Singer was approved by the New Board and the Reorganized Company has authorized Deloitte to respond fully to any inquiries of Singer, including inquiries with respect to the reportable events previously described. As of the date of the filing of this Form 8-K, the audit has not been completed by Singer and it remains uncertain as to whether an audit report will be obtained.

Item 7.  Financial Statements and Exhibits.

     (a) Financial statements of businesses acquired.
              Not applicable.
     (b) Pro forma financial information.
              Not applicable.
     (c) Exhibits.
         The following exhibit is filed with this report:

         16  Change in Certifying Accountant

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Video Update, Inc.



Dated:  February 1, 2002                      By:/s/ J. Steven Roy
                                                 -----------------
                                              J. Steven Roy
                                              Executive Vice President and
                                              Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.                     Description
----------                      -----------

16                              Change in Certifying Accountant


                                      E-1